UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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MGT Capital Investments, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MGT Capital Investments, Inc.

500 Mamaroneck Avenue, Suite 204

Harrison, NY  10528

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on December 18, 2014

The Notice of Annual Meeting, Proxy Statement and

Annual Report on Form 10-K are available at:

http://viewproxy.com/mgtci/2014

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on December 18, 2014

To our Stockholders:

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting (the “Meeting”) of the stockholders of MGT Capital Investments, Inc., a Delaware corporation (the “Company”) will be held beginning at 3 p.m. EST on December 18, 2014, at the Company’s offices located at 500 Mamaroneck Avenue, Suite 204, Harrison, NY  10528. At the Meeting, the holders of the Company’s outstanding common stock will act on the following matters:

(1) The election of the four nominees named in the attached proxy statement as directors to be elected for the term provided herein and until their successors have been elected and qualified;

(2) The approval, on an advisory basis, of the 2013 compensation of the Company’s named executive officers;

(3) The ratification of the appointment of Marcum LLP as the Company’s independent registered certified public firm for fiscal 2014; and

(4) The transaction of any other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of the Company’s Common Stock and Preferred Stock, at the close of business on October 23, 2014 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

The Company is pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet instead of mailing a printed copy of these materials to each such stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet. If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice. You may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy Card. If you do attend the meeting and wish to vote your shares personally, you may revoke your proxy.

All stockholders are cordially invited to attend the Meeting in person.  Your vote is important regardless of the number of shares you own. Only record or beneficial owners of the Company’s Common Stock as of the Record Date may attend the Meeting in person. When you arrive at the Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stock holdings as of the Record Date, such as a recent brokerage account or bank statement, along with a legal proxy issued by their broker or nominee authorizing the beneficial holders to vote, and a statement from the broker or nominee confirming that the shares have not yet been voted.

STOCKHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID ENVELOPE.

It is desirable that as many stockholders as possible be represented, in person or by proxy, at the Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy card. You have the power to revoke your proxy card at any time before it is voted, and the giving of a proxy card will not affect your right to vote in person if you attend the Meeting.

By Order of the Board of Directors,
/s/ Robert B. Ladd
Robert B. Ladd
President, Chief Executive Officer and Director

Dated: November 5, 2014

1

MGT Capital Investments, Inc.

500 Mamaroneck Avenue, Suite 204

Harrison, NY  10528

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

To be held on December 18, 2014

Proxy cards in the form enclosed with this Proxy Statement are being solicited by the Board of Directors of MGT Capital Investments, Inc. (the “Company,” “we,” “us,” and “our”) for use at the Company's 2014 Annual Meeting of Stockholders to be held on December 18, 2014, and at any postponements or adjournment thereof (the “Meeting”). Your vote is very important. For this reason, our Board of Directors is requesting that you permit your shares of common stock, $0.001 par value per share (“Common Stock”), or preferred stock, $.001 par value per share (“Preferred Stock”), to be represented at the Meeting by the proxies named on the enclosed proxy card.  We will bear the cost of soliciting the proxies and we may enlist the assistance, and reimburse the reasonable expenses, of banks and brokerage houses in the additional solicitation of proxies and proxy authorizations, particularly from their customers whose Common Stock is not registered in the owner's name, but in the name of such banks or brokerage houses.  Solicitation of proxies may also be made personally, or by telephone, facsimile or e-mail, by our regularly employed officers and other employees, who will receive no additional compensation for such activities.

Information Concerning the Proxy Materials and the Meeting

This Proxy Statement contains important information for you to consider when deciding how to vote on the proposals brought before the Meeting (each a “Proposal,” and collectively, the “Proposals”). Please read it carefully. The following Proposals will be considered and voted upon at the Meeting: (i) to elect 4 (four) directors, each such director to serve until the 2015 Annual Meeting of the Company’s stockholders and until his successor is duly elected and qualified or until his earlier resignation, removal or death; (ii) the approval, on an advisory basis, of the 2013 compensation of the Company’s named executive officers; and (iii) to consider and approve the appointment of Marcum LLP as the Company’s Independent Registered Public Accountant for the fiscal year ending December 31, 2014; and (iv) to transact such other matter or matters that may properly come before the Meeting, or any adjournments thereof.

Voting Procedures and Vote Required

Only stockholders of record of our Common Stock at the close of business on October 23, 2014 (the “Record Date”) are entitled to vote at the Meeting. As of October 23, 2014, there were 10,479,387 shares of our Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting.  In addition as of October 23, 2014, the Company had 9,845 shares of Series A Preferred Stock outstanding, which shares have the right to vote on all matters to be presented to the Stockholders on a one for one basis. Stockholders may vote in person or by proxy. However, granting a proxy does not in any way affect a stockholder’s right to attend the Meeting and vote in person.  Anyone delivering a proxy card may revoke it at any time before it is exercised by giving our corporate Secretary, Robert P. Traversa, written notice of the revocation, by submitting a proxy card bearing a later date or by attending the Meeting and voting in person.

Robert B. Ladd and Robert P. Traversa are named as proxies in the proxy statement. Mr. Ladd is our President and Chief Executive Officer and is also a member of our Board of Directors. Mr. Traversa is our Treasurer, Secretary and Chief Financial Officer. Mr. Ladd and/or Mr. Traversa will vote all shares represented by properly executed, unrevoked proxy cards returned in time to be counted at the Meeting. Any stockholder granting a proxy has the right to withhold authority to vote for any or all of the nominees to the Board of Directors. Where a vote has been specified in the proxy card with respect to the matters identified in the Notice of the Annual Meeting, including the re-election of directors, the shares represented by the proxy card will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted in accordance with the discretion of the proxy card holders. In addition, the proxy card holders may determine in their discretion with respect to any other matters properly presented for a vote before the Meeting.

The presence in person or by properly executed proxy cards of holders representing fifty point one percent (50.1%) of the issued and outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. There are no cumulative voting rights. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting, who will determine whether or not a quorum is present.

In accordance with our Certificate of Incorporation, as restated; our By-laws, as amended and restated; and applicable law, the re-election of the four (4) directors (Proposal I) shall be by a plurality of the votes cast; the approval, on an advisory basis, of the 2013 compensation of the Company’s named executive officers (Proposal II) shall be by a majority of the votes cast; and the approval of the appointment of Marcum LLP (Proposal III) shall be by a majority of the votes cast. Approval of an adjournment of the Meeting, if necessary, requires the affirmative vote of a majority of those present at the Meeting, in person or by proxy, entitled to vote.

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Shares of Common Stock represented by proxy cards that are marked “abstain” will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business.  Abstentions are not counted as voted either for or against a proposal. Abstentions are not counted as votes cast in the re-election of directors and will have no effect on the re-election of directors except to the extent that they affect the total votes received by a candidate. On matters other than the re-election of directors, abstentions will be counted as votes cast, which will have the same effect as a negative vote on the matter.

If your shares are held in the name of a brokerage firm, bank, nominee or other institution (referred to as shares which are held in “street name”), you will receive instructions from such holder that you must follow in order for you to specify how your shares will be voted by such holder.  A “broker non-vote” occurs when a broker lacks discretionary voting power to vote on a “non-routine” proposal and a beneficial owner fails to give the broker voting instructions on that matter. The rules of the New York Stock Exchange determine whether matters presented at the Annual Meeting are “routine” or “non-routine” in nature. As the result of a recent rule change, the election or re-election of directors is no longer considered a “routine” matter.  Beneficial owners who hold their shares through a stock brokerage account will have to give voting instructions to their brokers in order for a broker to vote on the re-election of directors. If you are a beneficial owner, failure to provide instructions to your broker will result in your shares not being voted in connection with the re-election of directors. The proposal to approve the appointment of Marcum LLP as the Company’s Independent Registered Public Accountant for the fiscal year ending December 31, 2014 (Proposal III) is currently considered a “routine” matter, and a broker has the discretionary voting power to vote on this matter without any instructions from the beneficial owner. Broker non-votes are counted for purposes of determining a quorum, but will have no effect on any of our proposals. The proposal to re-elect four (4) directors (Proposal I) and the approval, on an advisory basis, of the 2013 compensation of the Company’s named executive officers (Proposal II), are deemed to be non-routine.  Accordingly, if you do not instruct your broker how to vote with respect to Proposal I and II, your broker may not vote with respect to these proposals and those votes will be counted as "broker non-votes."

If your shares are held in “street name” and you want to vote your shares in person at the Meeting, you must provide evidence at the Meeting of your stock holdings as of the Record Date, such as a recent brokerage account or bank statement.  You must also provide a legal proxy issued by your broker or nominee authorizing you to vote your shares, along with a statement from the broker or nominee confirming that the shares have not yet been voted.

Alliance Advisors LLC will be handling the proxy ballots and tabulation of votes for the Meeting.

Internet Voting Option for “Registered” Holders Only

Registered Stockholders have four voting options:  (1) voting at the Meeting; (2) completing and sending in the enclosed proxy card; (3) casting a vote on the Internet for such shares; or (4) casting a vote by telephone for such shares.

Instructions for voting electronically are found on your Notice of Internet Availability and/or Proxy Ballot.

If you vote by Internet or by telephone, please do not mail your proxy card.

Additional Information

Additional information about our Company is contained in our current and periodic reports filed with the Commission. These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Room maintained by the Commission at 100 F. Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission at www.sec.gov. Copies of such materials can be obtained from the public reference section of the Commission at prescribed rates.

Our principal executive office is located at:

500 Mamaroneck Avenue, Suite 204

Harrison, NY  10528

Telephone Number:  (914) 630-7431

Fax Number: (914) 630-7532

The date of this Proxy Statement is November 5, 2014

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TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING	1
PRINCIPAL STOCKHOLDERS	6
PROPOSAL NO. 1 ELECTION OF DIRECTORS	7
CORPORATE GOVERNANCE	9
EXECUTIVE OFFICERS	12
EXECUTIVE COMPENSATION	12
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	14
PROPOSAL NO. 2 ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION	15
PROPOSAL NO. 3 THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2014	16
STOCKHOLDER PROPOSALS FOR THE 2015 MEETING	18
OTHER MATTERS	18

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All financial amounts are in thousands except share and per share data. All share numbers, unless otherwise noted, have been adjusted to account for a 1 for 500 reverse split immediately followed by a 15-for-1 forward split of the Company’s outstanding Common Stock, effective as of March 21, 2012 (the “Reverse-Forward Split”)

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” and information relating to our business that are based on our beliefs as well as assumptions made by us or based upon information currently available to us. When used in this Proxy Statement, the words anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements relating to our performance in “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013. These statements reflect our current views and assumptions with respect to future events and are subject to risks and uncertainties. Actual and future results and trends could differ materially from those set forth in such statements due to various factors. Such factors include, among others: general economic and business conditions; industry capacity; industry trends; competition; changes in business strategy or development plans; project performance; availability, terms, and deployment of capital; and availability of qualified personnel. These forward-looking statements speak only as of the date of this Proxy Statement. Subject at all times to relevant securities law disclosure requirements, we expressly disclaim any obligation or undertaking to disseminate any update or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

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PRINCIPAL STOCKHOLDERS

  The following table sets forth certain information regarding beneficial ownership of Common Stock as of October 23, 2014:

•	Each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock;

•	Each person serving as a director, a nominee for director, or executive officer of the Company; and

•	All executive officers and directors of the Company as a group.

Percentage beneficially owned is based upon 10,479,387 shares of Common Stock issued and outstanding as of October 23, 2014.

Name of beneficial owner:	Numbers of shares beneficially owned	Percentage of common equity beneficially owned
5% beneficial owners:
Iroquois Capital Management, LLC (1)	1,039,096	9.9%
Directors and officers:
Joshua Silverman (1)	(1)	(1)
Robert B. Ladd (2)(4)	785,471	7.5%
Robert P. Traversa (3)(4)	286,616	2.7%
H. Robert Holmes (4)	88,819	*
Michael Onghai (4)	42,545	*
Total current officers and directors as a group (4 persons)	2,242,547	21.4%

* Less than 1%

(1)	Information is based on Amendment No.4 to the Schedule 13D filed by Iroquois Capital Management, LLC, Iroquois Master Fund Ltd., Joshua Silverman, John G. Coburn, Neil H. Cohen and Melvin L. Keating on September 29, 2014. Mr. Silverman has shared voting and investment power over the shares held by Iroquois Capital Management, LLC. The principal business address for Iroquois Capital Management LLC. and Mr. Silverman is 641 Lexington Avenue, 26th Floor, New York, NY 10022.

(2)	Mr. Ladd owns 163,000 shares of Common Stock directly. Mr. Ladd may also be deemed to be the beneficial owner of an additional 622,471 shares of Common Stock held by Laddcap Value Partners III LLC, a Delaware limited liability company (“Laddcap”), by virtue of his ability to vote or control the vote or dispose or control the disposition of the shares of Common Stock held by Laddcap through his position as Managing Member of Laddcap.

(3)	Mr. Traversa owns 286,616 shares of Common Stock directly.

(4)	Addresses for the above directors and officers are care of the Company at 500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528.

In addition, the Company has an aggregate of 9,845 shares of Series A Preferred Stock outstanding as of October 23, 2014 which each entitle the respective holders to one vote per share of Series A Preferred Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and changes in ownership of the Company’s Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Other than as disclosed below and based solely on a review of the reports furnished to us, or written representations from reporting persons that all reportable transaction were reported, we believe that during the fiscal year ended December 31, 2013, our officers, directors and greater than ten percent stockholders timely filed all reports and did not miss any filings as required to file under Section 16(a).

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Meeting, the following four individuals will be elected or re-elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified: Joshua Silverman, H. Robert Holmes, Robert B. Ladd, and Michael Onghai. H. Robert Holmes, Michael Onghai and Joshua Silverman are considered independent directors.   Unless a stockholder withholds authority, a properly signed and dated proxy will be voted “FOR” the election of the persons named below, unless the proxy contains contrary instructions.  Management has no reason to believe any of the nominees will not be a candidate or will be unable to serve as a director.  However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of election, unless the stockholder withholds authority from voting, the proxies will be voted “FOR” any nominee who shall be designated by the present Board of Directors (the “Board”) to fill such vacancy.  Alternatively, the Board may reduce the size of the Board.

Information about each of the nominees for election as Director of the Company is set forth below.

Name	Age	Position
H. Robert Holmes	70	Chairman of the Board, Chairman of the Nomination and Compensation Committee, Audit Committee Member, Independent Director
Michael Onghai	44	Chairman of the Audit Committee, Nomination and Compensation Committee Member, Independent Director
Robert B. Ladd	56	President, Chief Executive Officer and Director
Joshua Silverman	44	Director

Nominees for Election or Re-Election to the Board

H. Robert Holmes was elected as a director in May 2012. From 2008 to 2012, Mr. Holmes has served on the board of Dejour Industries (NYSE-MKT: DEJ). Mr. Holmes was the founder and general partner of Gilford Partners Hedge Fund. From 1980-1992, Mr. Holmes was the Co-Founder, President of Gilford Securities, Inc. Previously, Mr. Holmes served in various positions with Paine Webber and Merrill Lynch. Mr. Holmes has served on the Board of Trustees North Central College in Naperville, II; Board of Trustees of Sacred Heart Schools, Chairman of Development Committee, in Chicago, IL; Board of Trustees of Crested Butte Academy where he was Chairman of Development Committee; and the Board of Trustees Mary Wood Country Day School, Rancho Mirage, CA. The Board believes that Mr. Holmes has the experience, qualifications, attributes and skills necessary to serve as a director because of his years of business experience and service as a director for many companies over his career.

Michael Onghai was appointed a director in May 2012. Mr. Onghai has been the CEO and a director of LookSmart (NASDAQ CM: LOOK), since February 2013. He has been the founder and Chairman of AppAddictive, an advertising and social commerce platform since July 2011. Mr. Onghai is the President of Snowy August Management LLC, a special situations fund concentrating on the Asian market, spin-offs and event-driven situations. Mr. Onghai is the founder of Stock Sheet, Inc., and Daily Stocks, Inc. - the web's early providers of financial information and search engine related content for financial information. Mr. Onghai has founded several other internet technology companies for the last two decades. Mr. Onghai is an advisor to several internet incubators and is a panelist who advises FundersClub on which companies to accept for its pioneering venture capital platform. Mr. Onghai has earned his designation as a Chartered Financial Analyst (2006) and holds a B.S. in Electrical Engineering and Computer Science from the University of California, Los Angeles and graduated from the Executive Management Certificate Program in Value Investing (The Heilbrunn Center for Graham & Dodd Investing) Graduate School of Business at Columbia Business School. The Board believes that Mr. Onghai has the experience, qualifications, attributes and skills necessary to serve as a director and chairman of the Audit Committee because of his years of business experience and financial expertise.

Robert B. Ladd joined the Company in December 2010 as a Director. He was named Interim President and CEO in February 2011, and appointed President and CEO in January 2012. Mr. Ladd is the Managing Member of Laddcap Value Advisors, LLC, which serves as the investment manager for various private partnerships, including Laddcap Value Partners LP. Prior to forming his investment partnership in 2003, Mr. Ladd was a Managing Director at Neuberger Berman, a large international money management firm catering to individuals and institutions. From 1992 through November 2002, Mr. Ladd was a portfolio manager for various high net worth clients of Neuberger Berman. Prior to this experience, Mr. Ladd was a securities analyst at Neuberger from 1988 through 1992. Mr. Ladd is a former Director of InFocus Systems, Inc. (Nasdaq – INFS, 2007 to 2009), and served on the board of Delcath Systems, Inc. (Nasdaq – DCTH, 2006-2012). Mr. Ladd has earned his designation as a Chartered Financial Analyst (1986). Based on Mr. Ladd’s familiarity with the Company in serving as our Chief Executive Officer since 2011 and his overall background and experience as an executive in the financial industry, the Board has concluded that Mr. Ladd has the requisite experience, qualifications, attributes and skill necessary to serve as a member of the Board of Directors.

Joshua Silverman is the Co-founder, and is a Principal and Managing Partner of Iroquois Capital Management, LLC, the Registered Investment Advisor to Iroquois Capital LP and Iroquois Capital (Offshore) Ltd. (collectively, “Iroquois”). Mr. Silverman has served as Co-Chief Investment Officer of Iroquois since inception in 2003. From 2000 to 2003, Mr. Silverman served as Co-Chief Investment Officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a Director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as Assistant Press Secretary to The President of The United States. Mr. Silverman received his B.A. from Lehigh University in 1992. Based on Mr. Silverman’s overall background and experience as an executive in the financial industry, Board believes that Mr. Silverman has the requisite experience, qualifications, attributes and skill necessary to serve as a member of the Board of Directors.

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Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Our Board of Directors recommends a vote FOR each of the Director nominees listed above.

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CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and Committee meetings. Our directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director. There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

Arrangements relative to Appointment as Director

Under an Amended and Restated Securities Purchase Agreement dated December 9, 2010 (the “Purchase Agreement”) between the Company and Laddcap Value Partners, LP (the “Purchaser”), the Purchaser agreed to purchase 195,000 shares of the Company’s Common Stock for $1,000. The Company appointed Robert B. Ladd, as director to fill the vacancy caused by the resignation of Tim Paterson-Brown. The Purchase Agreement closed on December 13, 2010. On February 9, 2011, all 239,520 shares of the Company's Common Stock held by the Purchaser were transferred from the Purchaser to Laddcap Value Partners III LLC (“Laddcap”). Mr. Ladd is the managing member of Laddcap.

Director Independence

Each of the Company’s current independent directors: H. Robert Holmes and Michael Onghai are considered independent under Section 803A of NYSE MKT rules, according to which the Company must comply. Following the Annual Meeting, and assuming they are re-elected, Mr. Holmes and Mr. Onghai will still be considered independent. Similarly, assuming he is elected, Mr. Silverman will be considered independent under Section 803A of the NYSE MKT rules as well.

Stockholder Communications with Directors

Stockholders may communicate with members of the Board of Directors by mail addressed to the Chairman, any other individual member of the Board, to the full Board, or to a particular committee of the Board. In each case, such correspondence should be sent to the Company’s headquarters at 500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528. All stockholder communications will be forwarded to each individual member of the Board.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of the following occurred with respect to any director, director nominee or executive officer:

(1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities;

(4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed suspended or vacated;

(5) being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) any federal or state securities or commodities law or regulation;

(ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent, exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member (covering stock, commodities or derivatives exchanges, or other SROs).

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Corporate Code of Ethics

On June 25, 2012, the Board of Directors revised the Code of Conduct and Ethics, which applies to all directors and employees including the company’s principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions. Prior to June 25, 2012, the Company’s employees and directors were subject to the previous Code of Ethics adopted by the Board of Directors on December 28, 2007.

Copies of the Code of Business Conduct and Ethics, the Anti-Fraud Policy, the Whistleblowing Policy and the MGT Share Dealing Code can be obtained, without charge by writing to the Corporate Secretary at MGT Capital Investments, Inc., 500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528, or through our corporate website at www.mgtci.com.

Board Committees

Our Board of Directors has two standing committees of the Board: an Audit Committee and a Nominations and Compensation Committee. As of October 23, 2014, the members of these committees are:

Audit Committee	Nominations and Compensation Committee
Michael Onghai, Chair	H. Robert Holmes, Chair
H. Robert Holmes	Michael Onghai

Audit Committee

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company’s independent auditor to prepare or issue an audit report on the financial statements of the Company, and the performance of the Company’s internal and independent auditors. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to Stockholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor.

Nominations and Compensation Committee

The Nominations and Compensation Committee’s role is to discharge the Board’s responsibilities relating to compensation of the Company’s executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans. The Nomination and Compensation Committee shall also appoint nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, to review, evaluate and recommend changes to the Company’s corporate governance policies, and to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues or significance to the Company and its stakeholders.

Audit Committee and Audit Committee Financial Expert

On November 25, 2004, the Company’s Board of Directors established an Audit Committee to carry out its audit functions. As of October 23, 2014, the membership of the Audit Committee was Mr. Onghai and Mr. Holmes.

The Company’s Board of Directors has determined that Michael Onghai, an independent director, is the Audit Committee financial expert, as defined in Regulation S-K promulgated under the Securities and Exchange Act of 1934, serving on its Audit Committee.

Assuming the nominees for director are re-elected at the meeting, Mr. Onghai is anticipated to serve as the chairman of the Audit Committee and as the Audit Committee financial expert.

Director Compensation for 2013

The following table sets forth the compensation of persons who served as a member of our Board of Directors during all or part of 2013, other than Robert B. Ladd and Robert P. Traversa, whose compensation is discussed under "Executive Compensation" below and neither of whom is separately compensated for Board service.

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Name	Fees earned or paid in cash	Stock awards	All other compensation	Total
H. Robert Holmes (1)	$50	$–	$–	$50
Michael Onghai (2)	$45	$–	$–	$45

All directors are reimbursed for their out–of–pocket expenses incurred in connection with the performance of Board duties.

(1)	Includes bonus of $20 paid to Mr. Holmes on August 20, 2013.

(2)	Includes bonus of $20 paid to Mr. Onghai on August 20, 2013.

Independent director compensation

Our policy is each independent director receives annual compensation of $20. In addition, independent directors, receive $5 as total compensation for committee service. The Chairman of the Board receives an additional $5. For fiscal year 2014, the Company does not propose any change in fees for the independent directors.

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EXECUTIVE OFFICERS

Certain information regarding our Executive Officers is provided below:

Name	Age	Position
Robert P. Traversa	49	Treasurer, Secretary and Chief Financial Officer
Robert B. Ladd	56	President, Chief Executive Officer and Director

For information with respect to Robert B. Ladd, please see the information about the members of our Board of Directors on the preceding pages. There are no family relationships among our Directors or Executive Officers.

Robert P. Traversa joined the Company on March 1, 2011 as a senior advisor to executive management, was appointed the Company’s Chief Financial Officer in May 2011, and will serve as a member of the Board until the date of this Meeting. Prior to joining the company, he was a senior vice president at Neuberger Berman LLC, a large international money management firm catering to individuals and institutions.  He joined Neuberger Berman in 1994 and was most recently a senior member of an investment team within the Private Asset Management Division. His earlier career at Neuberger encompassed positions supporting management, operations and technology. Mr. Traversa was a financial analyst at Bankers Trust in the Investment Management Division from 1990 until 1994. He began his career on the audit staff at Price Waterhouse in 1987. Mr. Traversa is a NY State Certified Public Accountant. Based on Mr. Traversa’s familiarity with the Company in serving as our Chief Financial Officer since 2011 and his overall background and experience as an executive in the financial industry, the Nominating Committee of the Board concluded that Mr. Traversa has the requisite experience, qualifications, attributes and skill necessary to serve as an officer of the Company.

EXECUTIVE COMPENSATION

Compensation Policies and Practices and Risk Management

The Board considers, in establishing and reviewing our compensation philosophy and programs, whether such programs encourage unnecessary or excessive risk taking. Base salaries are fixed in amount and consequently the Board does not see them as encouraging risk taking. We also provide named executive officers and other senior managers with long-term equity awards to help further align their interests with our interests and those of our stockholders. The Board believes that these awards do not encourage unnecessary or excessive risk taking since the awards are generally provided at the beginning of an employee's tenure or at various intervals to award achievements or provide additional incentive to build long-term value and are subject to vesting schedules to help ensure that executives and senior managers have significant value tied to our long-term corporate success and performance.

The Board believes that our compensation philosophy and programs encourage employees to strive to achieve both short- and long-term goals that are important to our success and building stockholder value, without promoting unnecessary or excessive risk taking. The Board has concluded that our compensation philosophy and practices are not reasonably likely to have a material adverse effect on us.

In addition, our Compensation Committee undertakes such analyses and makes such determinations as it deems appropriate. In addition, the Compensation Committee makes decisions regarding the levels of compensation for each of our executive officers.

The following table shows the compensation we paid to our officers for the years ended December 31, 2013 and 2012:

 Summary compensation table

The following table summarizes Fiscal Years 2013 and 2012 compensation for services in all capacities of the Company’s named executive officers and other individuals:

Name	Principal Position	Year	Salary	Bonus	Stock awards (1)	All other compensation	Total compensation
Robert B. Ladd	Chief Executive Officer	2013	$285	$143	$–	$–	$428
		2012	$263	$185	$711	$–	$1,159
Robert P. Traversa	Chief Financial Officer	2013	$275	$138	$–	$–	$413
		2012	$263	$175	$655	$–	$1,093

(1)	This column discloses the dollar amount of the aggregate grant date fair value of restricted stock granted in the year.

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Grants of Plan–Based Awards

Name	Grant date	All other stock awards: Number of shares of stock (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Share)	Grant date fair value of stock and stock options
Robert B. Ladd	06/25/2012	85,000	–	$–	$5.62
	11/19/2012	50,000	–	$–	$4.67
Robert P. Traversa	06/25/2012	75,000	–	$–	$5.62
	11/19/2012	50,000	–	$–	$4.67

Outstanding equity awards at December 31, 2013

The table below sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2013, granted under our 2012 Stock Incentive Plan.

Name	Number of shares or units of stock not vested	Market value of shares or units of stock not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: market value or payout value of unearned shares, units or other rights not vested
Robert B. Ladd	16,668	$47	16,668	$–
Robert P. Traversa	16,668	$47	16,668	$–

Employment agreements

On November 19, 2012, the Company entered into an employment agreement with Robert B. Ladd, to act as its President and Chief Executive Officer. Upon execution of the agreement, Mr. Ladd was granted a $100 cash payment and 50,000 shares of restricted Common Stock. The agreement provides for a two year term, subject to automatic renewals. The agreement provides for a base salary of $285 per year. Pursuant to the employment agreement, Mr. Ladd is eligible for a cash and/or equity bonus as determined by the Compensation Committee. Pursuant to the agreement, in the event that Mr. Ladd dies or is permanently disabled or he is terminated without good cause or he resigns for Good Reason. Mr. Ladd is entitled to (i) a severance payment equal to the higher of his base salary for the remaining term of this agreement or twelve times the average monthly Base Salary paid or accrued during the three full calendar months immediately preceding such determination; (ii) expense compensation in an amount equal to twelve times the sum of the average Base Salary during the full calendar months preceding such termination; (iii) immediate vesting of all stock options; (iv) vacation pay for any vacations days earned but not taken; (v) medical insurance for 12 months; and (vi) the cost of office space, not to exceed $3 per month. Good Reason includes a change of control. If payments are subject to the excise tax imposed by Section 4999 of the Code, the Company will pay Mr. Ladd an additional amount so that the net amount retained by Mr. Ladd shall be equal to what his Total Payments would have been without the Excise Tax and any state and local income taxes. If the Company terminates Mr. Ladd for Cause or Mr. Ladd resigns without Good Reason, he shall only be entitled to any compensation earned but not paid at such time. Mr. Ladd’s employment agreement was filed in an 8–K dated November 23, 2012, all defined terms not otherwise defined herein are defined in such employment agreement. On January 28, 2014, the Company entered into an amendment to the employment agreement which extended the term for an additional year, through November 30, 2015.

On November 19, 2012, the Company entered into an employment agreement with Robert P. Traversa to act as its Treasurer and Chief Financial Officer. The agreement provides for a two year term, subject to automatic renewals. Upon execution of the agreement, Mr. Traversa was granted a $100 cash payment and 50,000 shares of restricted Common Stock. The agreement provides for a base salary of $275 per year. Pursuant to the employment agreement, Mr. Traversa is eligible for a cash and/or equity bonus as determined by the Compensation Committee. Pursuant to the agreement, in the event that Mr. Traversa dies or is permanently disabled or he is terminated without good cause or he resigns for Good Reason. Mr. Traversa is entitled to (i) a severance payment equal to the higher of his base salary for the remaining term of this agreement or twelve times the average monthly Base Salary paid or accrued during the three full calendar months immediately preceding such determination; (ii) expense compensation in an amount equal to twelve times the sum of the average Base Salary during the full calendar months preceding such termination; (iii) immediate vesting of all stock options; (iv) vacation pay for any vacations days earned but not taken; (v) medical insurance for 12 months; and (vi) the cost of office space, not to exceed $3.00 per month. Good Reason includes a change of control. If payments are subject to the excise tax imposed by Section 4999 of the Code, the Company will pay Mr. Traversa an additional amount so that the net amount retained by Mr. Traversa shall be equal to what his Total Payments would have been without the Excise Tax and any state and local income taxes. If the Company terminates Mr. Traversa for Cause or Mr. Traversa resigns without Good Reason, he shall only be entitled to any compensation earned but not paid at such time. Mr. Traversa’s employment agreement was filed in an 8–K dated November 23, 2012 all defined terms not otherwise defined herein are defined in such employment agreement. On January 28, 2014, the Company entered into an amendment to the employment agreement which extended the term for an additional year, through November 30, 2015.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Laddcap Value Partners III LLC (“Laddcap”)

On April 12, 2011, the Company entered into a Revolving Line of Credit and Security Agreement with Laddcap for up to $500 for a fifteen–month term. The Agreement encompasses a standby commitment fee of two (2%) percent of the maximum loan amount along with an eight (8%) percent interest charge on any funds drawn. Laddcap is a related party as the Managing Partner and beneficial owner of Laddcap is a 10% plus shareholder and CEO of the Company. The Agreement expired in July 2012 and was not renewed by the Company.

Director independence

Each of the Company’s current independent directors: H. Robert Holmes and Michael Onghai are considered independent under Section 803A of NYSE MKT rules, accordingly to which the Company must comply.

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PROPOSAL NO. 2

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

We are asking stockholders to approve an advisory resolution on the Company's 2013 executive compensation as reported in this proxy statement. As described in this proxy statement, our compensation policies and determinations, including those made for fiscal year 2013, have been the product of discussions between our entire Board. Our Compensation Committee will make all compensation decisions regarding executive compensation in future periods. Accordingly, the compensation paid to our named executive officers for fiscal year 2013 is not necessarily indicative of how we will compensate our named executive officers in the future.

We urge stockholders to read the "Executive Compensation" section beginning on page 12 of this proxy statement, as well as the Summary Compensation Table and other related compensation tables and narrative in this proxy statement, which provide detailed information on the compensation of our named executive officers.

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution:

RESOLVED, that the stockholders of MGT Capital Investments, Inc. (the “Company”) approve, on an advisory basis, the 2013 compensation paid to the Company's named executive officers disclosed in the Executive Compensation section pursuant to Item 402 of Regulation S-K, including the related compensation tables, notes and narrative in the Proxy Statement for the Company's 2014 Annual Meeting of Stockholders.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board of Directors. Although non-binding, the Board will review and consider the voting results when making future decisions regarding our executive compensation program.

Our Board of Directors recommends that a vote FOR the approval of the advisory resolution on executive compensation.

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PROPOSAL NO. 3

THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS

THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR

FISCAL YEAR 2014

The Board of Directors has appointed Marcum LLP (“Marcum”) as our independent registered certified public accounting firm for the fiscal year 2014 and has further directed that the selection of Marcum be submitted to a vote of stockholders at the annual meeting for ratification.

As described below, the stockholder vote is not binding on the Board. If the appointment of Marcum is not ratified, the Board will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of Marcum is ratified, the Board may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

Representatives of Marcum are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Our Board of Directors recommends a vote FOR the ratification of the appointment of Marcum as our independent registered certified public accounting firm for the year 2014. If the appointment is not ratified, our Board will consider whether it should select another independent registered certified public accounting firm.

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INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

EisnerAmper LLP (“Eisner”) served as our independent auditors for the fiscal year ended December 31, 2012. On April 18, 2013, we dismissed Eisner, and Marcum became our independent auditor. The following is a summary of the fees billed to the Company for professional services rendered for the fiscal years ended December 31, 2013 and 2012. The fees for the year ended December 31, 2011 were billed by Eisner, and the fees for the year ended December 31, 2013 were billed by both Eisner and Marcum.

	Fiscal Year 2013	Fiscal Year 2012
Audit fees – Eisner	$–	$283
Audit related fees – Eisner	–	–
Tax fees – Eisner	–	22
Total	$–	$305

	Fiscal Year 2013	Fiscal Year 2012
Audit fees – Marcum	$142	$–
Audit related fees – Marcum	–	–
Tax fees – Marcum	20	–
Total	$162	$–

Audit fees consist of fees billed for services rendered for the audit of our financial statements and review of our financial statements included in our quarterly reports on Form 10–Q.

Tax fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns and tax advice.

The Audit Committee pre–approved all audit–related fees. After considering the provision of services encompassed within the above disclosures about fees, the Audit Committee has determined that the provision of such services is compatible with maintaining Marcum’s independence.

Pre–approval policy of services performed by independent registered public accounting firm

The Audit Committee’s policy is to pre–approve all audit and non–audit related services, tax services and other services. Pre–approval is generally provided for up to one year, and any pre–approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated the pre–approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre–approval and the fees for the services performed to date.

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STOCKHOLDER PROPOSALS FOR THE 2015 MEETING

Our bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder.

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2015 must be received by us no later than July 7, 2015.  If the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s annual meeting, then the deadline for inclusion of a stockholder proposal in our proxy materials is instead a reasonable time before we begin to print and send our proxy materials for that meeting.  Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

Notice to us of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.

OTHER MATTERS

The Board knows of no matter to be brought before the annual meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the annual meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

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